Risk management and financial instruments	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
The majority of our gross earnings from the Company's drilling rigs are receivable in U.S. dollars and the majority of the Company's other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. However, the Company has operations and assets in a number of countries worldwide and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the NOK denominated debt. Historically, the Company had been exposed to changes in interest rates on floating interest rate debt and to the impact of changes in currency rates on NOK denominated debt. Due to the filing of the Bankruptcy Petitions, interest is no longer incurred on the Company's unsecured bonds and they are held at the foreign exchange rate as at the Petition Date. Interest continues to be incurred on the floating interest debt but is recognized as an adequate protection payment for those facilities held as subject to compromise. Interest on floating rate debt not held as subject to compromise continues to be paid and recognized in the Consolidated Statement of Operations. There is thus a risk that interest rate fluctuations will have a positive or negative effect on the value of the Company’s cash flows.

Prior to filing for Chapter 11, we entered into derivative agreements to mitigate the risk of currency and interest rate fluctuations. However, filing for Chapter 11 triggered an event of default under each of our International Swaps and Derivatives Agreements (ISDA). As a result, our counterparties terminated all outstanding transactions governed by the ISDA, effective September 13, 2017. The derivative transactions are recognized at the recoverable amount under the ISDA's as agreed with our lenders. As of December 31, 2017 we had $74.9 million in estimated derivative instrument settlements payable, reflected in the liabilities subject to compromise on the Consolidated Balance Sheet.

Interest rate risk management
The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. The exposure related to our floating interest debt has reduced since filing for Chapter 11, as noted above. Historically, the Company has managed this risk through the use of interest rate swaps and other derivative arrangements and continue to do so for some of our facilities which are not subject to compromise. The Company's objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds have generally been used to repay revolving credit facilities, or placed in accounts or fixed deposits with reputable financial institutions, in order to maximize returns while providing the Company with the flexibility to meet working capital and capital investments. The extent to which the Company utilized interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure.

Interest rate swap agreements not qualified as hedge accounting
At the date of filing for Chapter 11, we had interest rate swap agreements with an outstanding principal amount of $300 million (December 31, 2016: $900 million), including one contract of $200 million which was entered into in February 2014 with forward start in March 2016. Certain of these interest rate swaps are forward starting swaps. The agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under “(Loss)/gain from derivative financial instruments”.

On September 13, 2017 the interest rate swaps were terminated under the ISDA and an adjustment for credit risk on the interest rate swap position was reversed to "Reorganization items, net" in the Consolidated Statement of Operations, totaling $3.8 million. The residual liability, represents the counterparty claimed value of $7.7 million, which was reclassified to liabilities subject to compromise in the Consolidated Balance Sheet as at December 31, 2017.

As at December 31, 2016 we reported a gross liability and net liability of $4 million and an asset of $8 million. The asset and net liability as at December 31, 2016 was classified as "Other current assets" or "Other current liabilities" respectively in the Consolidated Balance Sheet.

Interest rate hedge accounting
The Ship Finance subsidiary consolidated by the Company as a VIE, SFL Linus Ltd., (refer to Note 24 "Variable Interest Entity") has entered into interest rate swap agreements in order to mitigate its exposure to variability in cash flows for future interest payments on the loan taken out to finance the acquisition of West Linus. These interest rate swaps qualify for hedge accounting under U.S. GAAP, and the instruments have been formally designated as a hedge to the underlying loan. When the hedge is effective, any changes in its fair value is included in “Other comprehensive income.”
The effectiveness of hedging instruments is assessed at each reporting period. Below is a summary of the notional amount, fixed interest rate payable and duration of the outstanding principal as at December 31, 2017.

Outstanding principal	Receive rate	Pay rate	Length of contract
(in US$ Millions)
144.5	3 month LIBOR	1.77%	Dec 2013 - Dec 2018
4.0	2 month LIBOR	2.01%	Mar 2014 - Nov 2018
4.0	1 month LIBOR	2.01%	Mar 2014 - Oct 2018

The total fair value of the interest rate swaps outstanding at December 31, 2017 amounted to a liability of nil (December 31, 2016: a liability of $1.1 million). In the year ended December 31, 2017, the above VIE Ship Finance subsidiary has recorded fair value gains on interest rate swaps of $1.2 million (December 31, 2016: $1.2 million fair value gains or losses). Gain or loss is recorded by the VIE in "Other comprehensive income" but due to its ownership by Ship Finance this is allocated to "Non-controlling interest" in our statement of changes in equity.
Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIE, and therefore North Atlantic Drilling, did not recognize any gain or loss due to hedge ineffectiveness in the consolidated financial statements during the twelve-month period ended December 31, 2017 and (December 31, 2016: no fair value gain or loss, December 31, 2015: no fair value gain or loss).

Cross currency interest rate swaps not qualified for hedge accounting
At the date of filing for Chapter 11, we had outstanding cross currency interest rate swaps with a principal amount of $174.4 million (December 31, 2016: $174.4 million). These agreements, entered into in October 2013, do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under " Gain/(loss) on derivative financial instruments."

On September 13, 2017 the cross currency interest rate swaps were terminated under the ISDA and an adjustment for credit risk on the interest rate swap position was reversed to "Reorganization items, net" in the Consolidated Statement of Operations. The residual liability represents the counterparty claimed value, which was reclassified to liabilities subject to compromise in the Consolidated Balance Sheet as at December 31, 2017, totaling $26.8 million. The residual liability represents the counterparty claimed value of $67.2 million, which was reclassified to liabilities subject to compromise in the Consolidated Balance Sheet as at December 31, 2017.

The total fair value of cross currency interest swaps outstanding at December 31, 2016 amounted to liability of $59.8 million. The fair value of the cross currency interest swaps is classified as "Other current liabilities" in the Consolidated Balance Sheet as at December 31, 2016.

Foreign currency risk management
Historically the Company has used foreign currency forward contracts and other derivatives to manage its exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the Consolidated Balance Sheet under "Other current assets" if the contracts have a net positive fair value, and under other short-term liabilities if the contracts have a net negative fair value.

As at December 31, 2017 and December 31, 2016 there were no outstanding forward contracts.

The total realized and unrealized losses on the derivatives recognized in the Consolidated Statement of Operations relating to foreign currency forward agreements in 2017 amounted to nil (2016: nil, 2015: nil).

Fair values
The carrying value and estimated fair value of the Company’s financial instruments that are not measured at fair value on a recurring basis at December 31, 2017 and December 31, 2016 are as follows:

	December 31, 2017		December 31, 2016
(In millions of U.S. dollars)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents	29.5	29.5	68.7	68.7
Restricted cash	4.2	4.2	5.2	5.2

Financial liabilities
As at December 31, 2017, we had outstanding floating rate interest bearing debt with carrying value of $896.7 million was held as subject to compromise. As a result of filing for Chapter 11, the fair value of our floating rate interest bearing debt cannot be reasonably determined. As at December 31, 2016 our floating rate interest bearing debt had carrying value of $1,390 million and fair value of $1,312 million.

As at December 31, 2017, we had outstanding fixed and floating interest bonds with carrying value of $413 million and $181 million respectively. These were held as a liability subject to compromise on the Consolidated Balance Sheet. As a result of filing for Chapter 11, the fair value of our floating rate interest bearing debt cannot be reasonably determined. As at December 31, 2016 our fixed interest bonds had carrying value of $413.4 million and fair value of $109.0 million and our floating interest bonds had carrying value of $165.1 million and fair value of $68.0 million.

As at December 31, 2017, we had outstanding related party fixed rate debt with carrying value of $121.0 million and fair value of $74.4 million (December 31, 2016: carrying value of $125.0 million and fair value of $75.0 million).

At December 31, 2017 we had $74.9 million of derivatives which are classified as liabilities subject to compromise. The balance reflects the terminated value claimed by the counterparty as at September 13, 2017. As a result, the carrying and fair value of the financial instrument as at December 31, 2017 would be $74.9 million. This was previously measured at level 1 on the fair value measurement hierarchy, see table below.

Fair value considerations
US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level 1 input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The carrying value of cash and cash equivalents, which are highly liquid, and restricted cash, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the loan provided by Ship Finance to SFL Linus Ltd is estimated using the DCF model. The cost of debt of 10.6% was used to estimate the present value of the future cash flows. The Company has categorized this at level 2 on the fair value measurement hierarchy.

Financial instruments that are measured at fair value on a recurring basis:

(In millions of U.S. dollars)		December 31, 2016

		Fair value	Carrying value
Assets
Interest rate swap - non-current assets	Level 2	1.4	1.4
Liabilities
Interest rate swaps - current liabilities	Level 2	10.9	10.9
Interest rate swaps qualified for hedge accounting - non-current liabilities	Level 2	1.1	1.1
Cross Currency swap - current liabilities	Level 2	59.8	59.8

The fair values of interest rate swaps, cross currency swaps and forward exchange contracts as at December 31, 2016 are calculated using well-established independent valuation techniques using the income method approach, applied to contracted cash flows and expected forecast of LIBOR and NIBOR interest rates, and counterparty credit risk assumptions. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumes the proportion of value recovered, given an event of default. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

As at December 31, 2016 liabilities or assets related to financial and derivative instruments are presented at gross amounts and have not been presented net because we do not have the right of offset. The amounts are included in our fair value table above.

Retained Risk
a) Physical Damage Insurance
Seadrill has purchased hull and machinery insurance to cover physical damage to its drilling units and those of the Company. We are charged for the cost of insuring our drilling units. We retain the risk for the deductibles relating to physical damage insurance on our fleet. The deductible is currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance
Seadrill purchases insurance to cover for loss of revenue for their operational rigs in the event of extensive downtime caused by physical damage to its drilling units and those of the Company, where such damage is covered under Seadrill’s physical damage insurance, and charges us for the cost related to our fleet.

The loss of hire insurance has a deductible period of 60 days after the occurrence of the physical damage. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 210 days per event and aggregated per year. The daily indemnity will vary from 75% to 100% of the contracted dayrate. We retain the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under the insurance policy. If the repair period for any physical damage exceeds the number of days permitted under the loss of hire policy, we will be responsible for the costs in such period.

c) Protection and Indemnity Insurance
Seadrill purchases protection and indemnity insurance and excess liability insurance for personal injury, liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $500 million per event and in the aggregate. In the event of no drilling activities, the excess liability insurance is suspended and therefore the limit is reduced from $500 million to $350 million.

We retain the risk for the deductible of up to $25,000 per occurrence relating to protection and indemnity insurance.

Credit risk
The Company has financial assets, including cash and cash equivalents, restricted cash, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Company’s policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.

Concentration of risk
The Company has financial assets, including cash and cash equivalents, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote.

Revenues from the following customers accounted for more than 10% of the Company’s consolidated revenues:

Contract revenue split by client:	Year ended December 31,
	2017	2016	2015
Statoil	32%	40%	44%
Conoco Phillips	49%	25%	18%
ExxonMobil	—%	25%	25%
Total	8%	10%	13%
Nexen	11%	—%	—%
Total	100%	100%	100%